UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 5979

John Hancock California Tax-Free Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock

California Tax-Free Income Fund

Annual report 5/31/17

A message to shareholders

Dear shareholder,

Bond markets were a study in contrasts over the past 12 months, with credit-sensitive segments enjoying solid gains while rate-sensitive areas posted much more muted returns. Generally, the global macroeconomic picture continued to improve, with corporate earnings in both the United States and abroad showing signs of strength.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point twice during your fund's fiscal year and once more shortly after the period ended, and continued to hint at one more rate hike in the back half of this year. The Fed also began laying out plans for shrinking its $4.5 trillion balance sheet, a potentially delicate operation that investors will be watching closely.

There are a number of potential headwinds and uncertainties facing bond investors today. At John Hancock Investments, we believe one of the best ways to navigate these challenges is by talking with your financial advisor, who can make sure that your fixed-income allocations are suitable for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
California Tax-Free Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
19	Financial statements
22	Financial highlights
26	Notes to financial statements
32	Auditor's report
33	Tax information
34	Trustees and Officers
38	More information

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17 (%)

Class A shares (without sales charge)
Bloomberg Barclays California Municipal Bond Index
Morningstar muni California long fund category average
0.63
1.15
0.79
3.56
3.53
3.98
3.74
3.79
3.98
4.47
4.77
4.33
1 year
3 year
5 year
10 year

The Bloomberg Barclays California Municipal Bond Index is an unmanaged index comprising California investment-grade municipal bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Municipal bonds edged higher

Municipal bonds overcame a mid-period decline to post modestly positive overall returns, benefiting from strong investor demand and limited new issuance.

The fund trailed its benchmark

The fund advanced for the period but underperformed its benchmark, the Bloomberg Barclays California Municipal Bond Index.

Security selection detracted, while sector allocation added value

Individual security selection detracted from relative results, but sector allocation contributed positively to performance compared with the benchmark.

PORTFOLIO COMPOSITION AS OF 5/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls, or if related projects become unprofitable. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Investing heavily in any one state or region increases exposure to losses in that state or region. Factors that may affect performance include economic or political changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in credit ratings. This risk is magnified for a fund that invests mainly in bonds from a single state. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Adverse events affecting a particular issuer may magnify losses for non-diversified funds. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Cynthia M. Brown, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Cynthia M. Brown
Portfolio Manager
John Hancock Asset Management

How did the municipal bond market perform during the 12 months ended May 31, 2017?

Municipal bonds posted modestly positive returns, overcoming some meaningful volatility. The municipal market rallied early in the period as strong investor demand and limited new issuance provided a tailwind for performance. However, the market reversed course in late 2016 as improving economic conditions led to concerns about a short-term interest-rate increase from the U.S. Federal Reserve (Fed).

The results of the U.S. presidential election in November put additional downward pressure on municipal bonds as investors anticipated a pro-growth agenda from the Trump administration, which could lead to a stronger economy and higher interest rates. Potential tax policy changes from the new administration also weighed on the municipal market.

Despite two Fed rate hikes in December 2016 and March 2017, municipal bonds rebounded during the last few months of the reporting period as favorable supply-and-demand trends returned. Prudent spending levels from many state and local governments led to low levels of new issuance, while demand increased amid weaker economic data. Uncertainty about the Trump administration's ability to implement its policy agenda in a timely manner also added to the pressure.

For the period, the fund's benchmark, the Bloomberg Barclays California Municipal Bond Index, returned 1.15%. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad taxable bond market measure, returned 1.58%. California municipal bonds underperformed the broad municipal market as the Bloomberg Barclays Municipal Bond Index returned 1.46%.

How was credit quality in California during the reporting period?

The state of California is in solid financial shape, resulting in stable-to-improving credit quality for the state's municipal bonds. The state has taken steps to address its long-term pension obligations, set aside funds in a reserve account to backstop any future budget shortfalls, and received approval from voters to extend a temporary personal income-tax increase. The credit rating agencies have recognized this progress and rewarded the state with multiple credit upgrades in the past few years.

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       4

"The state of California is in solid financial shape, resulting in stable-to-improving credit quality for the state's municipal bonds."

A positive development for the California economy was the heavy rains that swept through the state during the most recent winter and spring. Five years of severe drought conditions had a deleterious effect on California's agricultural industry and prompted Governor Jerry Brown to implement a 25% reduction in urban water consumption in 2016. However, thanks to unusually wet weather in late 2016 and early 2017, the governor declared the drought emergency over in April, and which we believe will aid overall economic growth in the state.

What factors affected fund performance compared with the benchmark?

The fund had a longer duration (a measure of interest-rate sensitivity) than the index for much of the period. Its duration averaged 7.01, compared with 5.90 for the index. This positioning was beneficial for fund performance during the municipal market rallies early and late in the period, but it was a drag on relative results when the market sold off in late 2016 and early 2017. On balance, the fund's duration positioning detracted slightly from performance versus the benchmark.

On a sector basis, the fund benefited from its holdings of special tax bonds and land development securities. In particular, land development bonds rebounded after a sharp postelection decline. The fund also had several bonds that were pre-refunded, which means they were refinanced with newly

QUALITY COMPOSITION AS OF 5/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       5

"Individual security selection also detracted from relative results, but the fund's broad diversification helped limit the negative impact."
issued debt, and the proceeds have been invested in U.S. Treasury securities until the old bonds can be paid off at a predetermined call date. Pre-refundings generally lead to a credit rating upgrade, and the bonds typically rise in value to reflect the stronger credit rating.

Credit positioning was positive for performance, especially a relatively higher position in lower-quality municipal bonds, which outperformed during the reporting period as investors sought higher-yielding securities in a low interest-rate environment.

On the downside, a number of the fund's holdings were called during the reporting period, and we had to redeploy the proceeds into lower-yielding investments. Individual security selection also detracted from relative results, but the fund's broad diversification helped limit the negative impact.

As we move into the second half of 2017, what are the important themes affecting the municipal bond market?

The U.S. economy remains a key influence on the fixed-income markets in general, and that includes

SECTOR COMPOSITION AS OF 5/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       6

the municipal bond market. We expect a continuation of the current moderate economic expansion as the Fed remains on a path toward interest-rate normalization. That said, it has been about eight years since the last recession, so an emphasis on individual credit selection will be increasingly important going forward.

We remain cognizant of the ongoing pension liability issues facing many state and local governments. These issues will take a long time to play out and will remain a key part of our investment analysis. At the state level, California is ahead of the curve with regard to addressing its pension obligations, and we hope to see local governments follow suit.

We are also looking ahead to 2018, when tax reform will likely be a major undertaking by the federal government. In addition, the midterm elections could have an impact on fiscal policies, both at the federal level and in state and local governments.

MANAGED BY

Cynthia M. Brown On the fund since 2015 Investing since 1984

The views expressed in this report are exclusively those of Cynthia M. Brown, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]	Tax- equivalent subsidized yield (%)[2]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-17	as of 5-31-17	as of 5-31-17
Class A	-3.42	2.89	4.04	15.34	48.64	2.10	2.10	4.28
Class B	-4.98	2.61	3.81	13.76	45.34	1.45	1.35	2.95
Class C	-1.10	2.97	3.65	15.74	43.06	1.45	1.35	2.95
Class I3,4	0.75	3.77	4.48	20.30	55.02	2.33	2.32	4.75
Index 1†	1.15	3.79	4.77	20.44	59.35	—	—	—
Index 2†	1.46	3.31	4.58	17.69	56.52	—	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I*
Gross (%)	0.84	1.69	1.69	0.70
Net (%)	0.84	1.59	1.59	0.70

* Expenses have been estimated for the first year of operations of Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bloomberg Barclays California Municipal Bond Index; Index 2 is the Bloomberg Barclays Municipal Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock California Tax-Free Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B5	5-31-07	14,534	14,534	15,935	15,652
Class C5	5-31-07	14,306	14,306	15,935	15,652
Class I3,4	5-31-07	15,502	15,502	15,935	15,652

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays California Municipal Bond Index is an unmanaged index composed of California investment-grade municipal bonds.

The Bloomberg Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Tax-equivalent yield is based on the maximum federal income tax rate of 43.4% and a state tax rate of 13.3%.
3	Class I shares were first offered on February 13, 2017. Returns prior to this date are those of Class A shares except they do not include sales charges.
4	For certain type of investors, as described in the fund's prospectus.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2016	Ending value on 5-31-2017	Expenses paid during period ended 5-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,052.00	$4.25	0.83%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.18	0.83%
Class B	Actual expenses/actual returns	1,000.00	1,048.00	8.07	1.58%
	Hypothetical example for comparison purposes	1,000.00	1,017.10	7.95	1.58%
Class C	Actual expenses/actual returns	1,000.00	1,048.10	8.07	1.58%
	Hypothetical example for comparison purposes	1,000.00	1,017.10	7.95	1.58%
Class I2	Actual expenses/actual returns	1,000.00	1,030.90	1.96	0.66%
	Hypothetical example for comparison purposes	1,000.00	1,021.60	3.33	0.66%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
2	The inception date for Class I shares is 2-13-17. Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the period).
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       11

Fund's investments

As of 5-31-17
	Rate (%)	Maturity date	Par value^	Value
Municipal bonds 99.9%				$248,831,807
(Cost $230,380,694)
California 99.9%				248,831,807
ABAG Finance Authority for Nonprofit Corps. Institute on Aging (D)	5.650	08-15-38	1,000,000	1,058,660
ABAG Finance Authority for Nonprofit Corps. Sharp Healthcare	6.250	08-01-39	1,000,000	1,105,850
ABAG Finance Authority for Nonprofit Corps. Sharp HealthCare, Series A	5.000	08-01-43	2,000,000	2,248,740
Anaheim Public Financing Authority Series A	5.000	05-01-46	1,000,000	1,133,410
California County Tobacco Securitization Agency Fresno County Funding Corp.	6.000	06-01-35	1,765,000	1,784,680
California County Tobacco Securitization Agency Kern County Tobacco Funding Corp., Series 2014	5.000	06-01-40	1,500,000	1,640,565
California County Tobacco Securitization Agency Public Improvements	5.250	06-01-21	3,215,000	3,253,516
California County Tobacco Securitization Agency Stanislaus Funding, Series A	5.500	06-01-33	345,000	346,403
California Educational Facilities Authority Pepperdine University	5.000	10-01-49	2,550,000	2,967,282
California Educational Facilities Authority University of Redlands	5.000	10-01-35	1,000,000	1,137,790
California Health Facilities Financing Authority Childrens Hospital, Series A	5.000	08-15-47	1,000,000	1,128,350
California Health Facilities Financing Authority El Camino Hospital	5.000	02-01-42	1,000,000	1,134,360
California Health Facilities Financing Authority El Camino Hospital	5.000	02-01-47	1,425,000	1,608,896
California Health Facilities Financing Authority Kaiser Permanente Hospital, Series A	5.000	11-01-47	1,000,000	1,283,810
California Health Facilities Financing Authority Lucile Packard Stanford Hospital, Series B	5.000	08-15-55	1,000,000	1,131,330
California Health Facilities Financing Authority Lucile Salter Packard Children	5.000	08-15-43	1,000,000	1,122,490
California Health Facilities Financing Authority Scripps Health, Series A	5.000	11-15-36	1,000,000	1,090,400
California Health Facilities Financing Authority Sutter Health, Series A	5.000	08-15-43	3,000,000	3,400,740
California Municipal Finance Authority Channing House Project, Series A (D)	4.000	05-15-40	1,500,000	1,567,710
California Municipal Finance Authority Eisenhower Medical Center, Series A	4.000	07-01-42	1,750,000	1,775,935

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value
California (continued)
California Municipal Finance Authority Eisenhower Medical Center, Series A	5.000	07-01-47	1,200,000	$1,351,512
California Municipal Finance Authority Wineville School Project, Series A (D)	5.000	10-01-42	2,000,000	2,266,860
California Pollution Control Financing Authority Calplant I Project, AMT (S)	7.500	07-01-32	1,000,000	1,039,990
California Pollution Control Financing Authority Waste Management Inc., Series A3, AMT	4.300	07-01-40	4,500,000	4,623,660
California Public Finance Authority Henry Mayo Newhall Hospital	5.000	10-15-47	2,000,000	2,174,520
California School Finance Authority Aspire Public Schools (S)	5.000	08-01-41	1,700,000	1,828,384
California School Finance Authority Aspire Public Schools (S)	5.000	08-01-46	1,025,000	1,098,708
California State Public Works Board Trustees California State University, Series D	6.250	04-01-34	2,000,000	2,194,680
California State Public Works Board Various Capital Projects, Series A	5.000	04-01-37	1,000,000	1,126,710
California State Public Works Board Various Correctional Facilities, Series A	5.000	09-01-39	2,500,000	2,870,900
California State University College and University Revenue, Series A	5.000	11-01-44	2,000,000	2,298,560
California Statewide Communities Development Authority American Baptist Homes West	6.250	10-01-39	2,000,000	2,185,080
California Statewide Communities Development Authority CHF Irvine LLC	5.000	05-15-40	1,380,000	1,545,821
California Statewide Communities Development Authority Infrastructure Program Revenue, Series B	5.000	09-02-44	1,000,000	1,059,340
California Statewide Communities Development Authority Kaiser Permanente, Series A	5.000	04-01-42	3,500,000	3,899,280
California Statewide Communities Development Authority Los Angeles Jewish Homes, Series S (D)	5.000	08-01-44	2,625,000	2,992,815
California Statewide Communities Development Authority Redlands Community Hospital OB	5.000	10-01-46	1,000,000	1,100,930
California Statewide Communities Development Authority Redwoods Project (D)	5.375	11-15-44	1,500,000	1,767,840
California Statewide Communities Development Authority Senior Living of Southern California (S)	7.250	11-15-41	1,700,000	1,888,122

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       13

	Rate (%)		Maturity date	Par value^	Value
California (continued)
California Statewide Financing Authority Tobacco Settlement, Series A	6.000		05-01-37	2,500,000	$2,516,250
California Statewide Financing Authority Tobacco Settlement, Series B	6.000		05-01-37	3,000,000	3,018,600
City of Belmont Library Project, Series A (D)	5.750		08-01-24	1,000,000	1,252,540
City of Irvine Community Facilities District	5.000		09-01-49	2,000,000	2,172,220
City of La Verne Brethren Hillcrest Homes	5.000		05-15-36	750,000	794,768
City of Long Beach Alamitos Bay Marina Project, Series 2015	5.000		05-15-45	1,000,000	1,095,360
City of San Clemente Community Facilities District	5.000		09-01-46	1,995,000	2,158,670
City of San Francisco Public Utilities Commission Water Revenue, Series A	5.000		11-01-45	1,500,000	1,690,815
City of San Mateo Community Facilities District	5.500		09-01-44	2,000,000	2,165,260
East Side Union High School District-Santa Clara County 2012 Crossover, GO (D)	5.250		09-01-24	2,500,000	3,109,275
Folsom Public Financing Authority Series B	5.125		09-01-26	965,000	970,848
Foothill-Eastern Transportation Corridor Agency Highway Revenue Tolls, Series A	5.750		01-15-46	5,000,000	5,757,500
Golden State Tobacco Securitization Corp. Series A	5.000		06-01-40	8,250,000	9,409,538
Inland Valley Development Agency Series A	5.000		09-01-44	7,500,000	8,366,400
Kern County Capital Improvements Project, Series A (D)	5.750		08-01-35	1,000,000	1,080,360
Laguna Salada Union School District Series C, GO (D)	2.447 (Z	)	08-01-26	1,000,000	798,620
Lancaster School District School Improvements (D)	0.992 (Z	)	04-01-19	1,730,000	1,698,497
Lancaster School District School Improvements (D)	1.351 (Z	)	04-01-22	1,380,000	1,292,053
Long Beach Special Tax Community Facilities District 6-Pike Project	6.250		10-01-26	2,480,000	2,486,969
Los Angeles Community College District 2008 Election, Series A, GO	6.000		08-01-33	4,000,000	4,437,000
Los Angeles Community Facilities District No: 3 Cascades Business Park	6.400		09-01-22	440,000	444,673
Los Angeles County Public Works Financing Authority Series D	5.000		12-01-45	3,000,000	3,466,710

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       14

	Rate (%)		Maturity date	Par value^	Value
California (continued)
Los Angeles County Regional Financing Authority Montecedro Incorporated Project, Series A (D)	5.000		11-15-44	1,355,000	$1,529,687
Los Angeles Department of Water & Power Power Systems, Series D	5.000		07-01-44	1,000,000	1,149,450
Los Angeles Unified School District Election 2008, Series A, GO	4.000		07-01-40	1,000,000	1,047,840
M-S-R Energy Authority Natural Gas Revenue, Series B	6.500		11-01-39	3,500,000	5,004,405
Marin Healthcare District Election of 2013, Series B, GO	4.000		08-01-45	1,000,000	1,043,160
Morgan Hill Redevelopment Agency Successor Agency Series A	5.000		09-01-33	1,750,000	2,020,235
Norman Y Mineta San Jose International Airport SJC Series A, AMT	5.000		03-01-47	3,000,000	3,430,170
Northern California Transmission Agency California-Oregon Transmission Project	5.000		05-01-36	2,500,000	2,926,975
Oakland Unified School District/Alameda County Election of 2012, GO	6.625		08-01-38	1,000,000	1,224,080
Oakland Unified School District/Alameda County Series A, GO	5.000		08-01-40	1,500,000	1,734,615
Orange County Improvement Bond Act 1915 Series B	5.750		09-02-33	1,365,000	1,373,258
Paramount Unified School District Series B, GO (D)	2.332 (Z	)	09-01-25	4,735,000	3,903,818
Port of Los Angeles Series A, AMT	5.000		08-01-44	2,000,000	2,230,200
River Islands Public Financing Authority Community Facilities District, 2003-1	5.500		09-01-45	2,000,000	2,137,120
Riverside County Transportation Commission Senior Lien, Series A	5.750		06-01-48	1,000,000	1,133,420
San Bernardino County Capital Facilities Project, Escrowed to Maturity, Series B	6.875		08-01-24	350,000	445,830
San Bruno Park Elementary School District School Improvements, Series B, GO (D)	1.523 (Z	)	08-01-21	1,015,000	952,141
San Diego County Regional Airport Authority Consol Rental Car Facilities, Seriies A	5.000		07-01-44	4,925,000	5,492,656
San Diego County Regional Transportation Commission Sales & Use Tax, Series A	5.000		04-01-44	3,000,000	3,433,860
San Diego Public Facilities Financing Authority Lease Revenue	5.250		03-01-40	1,000,000	1,103,730
San Diego Public Facilities Financing Authority Series A	5.000		10-15-44	1,000,000	1,144,680

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       15

	Rate (%)		Maturity date	Par value^	Value
California (continued)
San Diego Unified School District Series I, GO	4.028 (Z	)	07-01-39	1,250,000	$516,025
San Diego Unified School District, Election of 1998 Series A, GO (D)	1.513 (Z	)	07-01-21	2,500,000	2,349,150
San Francisco City & County Airports Commission San Francisco International Airport, Series B	5.000		05-01-44	5,390,000	6,127,190
San Francisco City & County Redevelopment Agency Department of General Services Lease, No. 6, Mission Bay South, Series A	5.150		08-01-35	1,250,000	1,253,188
San Francisco City & County Redevelopment Agency Mission Bay South Redevelopment Project, Series B (D)	5.000		08-01-43	570,000	654,839
San Francisco City & County Redevelopment Agency Mission Bay South Redevelopment Project, Series C (D)	5.000		08-01-41	500,000	577,870
San Francisco City & County Redevelopment Agency Mission Bay South Redevelopment Project, Series D	6.625		08-01-39	1,000,000	1,122,050
San Francisco City & County Redevelopment Agency Mission Bay South Redevelopment, Series D	7.000		08-01-41	1,000,000	1,213,770
San Francisco City & County Redevelopment Agency San Francisco Redevelopment Projects, Series B	6.625		08-01-39	700,000	777,175
San Joaquin Hills Transportation Corridor Agency Highway Revenue Tolls, Escrowed to Maturity	1.324 (Z	)	01-01-22	6,500,000	6,114,030
San Joaquin Hills Transportation Corridor Agency Series A	5.000		01-15-44	2,500,000	2,762,800
San Mateo Foster City School District Election 2015, Series A, GO	4.000		08-01-40	1,405,000	1,482,064
San Mateo Foster City School District Election 2015, Series A, GO	4.000		08-01-45	1,875,000	1,968,225
San Mateo Joint Powers Financing Authority Capital Projects Program (D)	5.000		07-01-21	1,815,000	2,082,767
Santa Ana Financing Authority Police Administration & Holding Facility (D)	6.250		07-01-24	5,000,000	6,175,150
Santa Ana Financing Authority Police Administration & Holding Facility, Prerefunded (D)	6.250		07-01-24	5,000,000	6,137,900
Santa Fe Springs Community Development Commission Construction Redevelopment Project, Series A (D)	1.455 (Z	)	09-01-20	1,275,000	1,215,598
Santa Margarita Water District Community Facilities District	5.625		09-01-43	775,000	862,699
South Orange County Public Financing Authority Series A	5.000		08-15-33	1,000,000	1,104,460
South Orange County Public Financing Authority Series A	5.000		08-15-34	450,000	496,062

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       16

	Rate (%)	Maturity date	Par value^	Value
California (continued)
Southern California Public Power Authority Natural Gas Revenue, Series A	5.250	11-01-26	2,000,000	$2,428,940
Southern California Public Power Authority Series A	5.000	07-01-38	1,000,000	1,162,050
State of California, GO	5.000	04-01-43	6,500,000	7,384,260
State of California, GO	5.000	03-01-45	1,000,000	1,152,270
State of California, GO	6.500	04-01-33	2,000,000	2,203,280
Stockton Public Financing Authority Delta Water Supply Project, Series A	6.250	10-01-40	1,150,000	1,403,932
Sweetwater Union High School District Election of 2006, Series 2016 B, GO	4.000	08-01-42	500,000	520,050
The San Francisco City & County Redevelopment Agency Mission Bay Project, Series A	5.000	08-01-43	1,000,000	1,121,900
Tuolumne Wind Project Authority Tuolumne County Project, Series A	5.625	01-01-29	1,000,000	1,074,440
University of California Series AM	5.000	05-15-44	4,000,000	4,577,080
West Covina Redevelopment Agency Fashion Plaza	6.000	09-01-22	3,390,000	3,842,328
William S Hart Union High School District Community Facilities District	5.000	09-01-47	1,000,000	1,089,380
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.9%				$4,756,000
(Cost $4,756,000)
U.S. Government Agency 1.2%				2,892,000
Federal Home Loan Bank Discount Note	0.680	06-01-17	2,892,000	2,892,000
			Par value^	Value
Repurchase agreement 0.7%				1,864,000
Barclays Tri-Party Repurchase Agreement dated 5-31-17 at 0.780% to be repurchased at $1,659,036 on 6-1-17, collateralized by $1,720,800 U.S. Treasury Notes, 1.130% due 6-30-21 (valued at $1,692,308, including interest)			1,659,000	1,659,000
Repurchase Agreement with State Street Corp. dated 5-31-17 at 0.220% to be repurchased at $205,001 on 6-1-17, collateralized by $215,000 U.S. Treasury Notes, 1.125% due 8-31-21 (valued at $210,685, including interest)			205,000	205,000
Total investments (Cost $235,136,694)† 101.8%				$253,587,807
Other assets and liabilities, net (1.8%)				($4,573,993)
Total net assets 100.0%				$249,013,814

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       17

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
AMT	Interest earned from these securities may be considered a tax preference item for purpose of the Federal Alternative Minimum Tax.
GO	General Obligation
(D)	Bond is insured by one or more of the companies listed in the insurance coverage table below.
Insurance coverage	As a % of total investments
National Public Finance Guarantee Corp.	8.3
Assured Guaranty Municipal Corp.	3.9
California Mortgage Insurance	3.5
Build America Mutual Assurance Company	2.5
Ambac Financial Group, Inc.	0.5
Assured Guaranty Corp.	0.4
Total	19.1
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-17, the aggregate cost of investment securities for federal income tax purposes was $233,556,488. Net unrealized appreciation aggregated to $20,031,319, of which $20,172,083 related to appreciated investment securities and $140,764 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       18

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-17

Assets
Investments, at value (Cost $235,136,694)	$253,587,807
Cash	789
Receivable for fund shares sold	76,223
Interest receivable	2,777,249
Other receivables and prepaid expenses	20,998
Total assets	256,463,066
Liabilities
Payable for investments purchased	5,224,864
Payable for fund shares repurchased	1,903,718
Distributions payable	93,748
Payable to affiliates
Accounting and legal services fees	14,456
Transfer agent fees	7,747
Distribution and service fees	27,126
Investment management fees	116,334
Other liabilities and accrued expenses	61,259
Total liabilities	7,449,252
Net assets	$249,013,814
Net assets consist of
Paid-in capital	$232,321,917
Undistributed net investment income	106,598
Accumulated net realized gain (loss) on investments	(1,865,814)
Net unrealized appreciation (depreciation) on investments	18,451,113
Net assets	$249,013,814

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($213,058,079 ÷ 19,545,237 shares)[1]	$10.90
Class B ($1,090,111 ÷ 99,959 shares)[1]	$10.91
Class C ($30,160,010 ÷ 2,766,688 shares)[1]	$10.90
Class I ($4,705,614 ÷ 431,396 shares)	$10.91
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.35

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       19

STATEMENT OF OPERATIONS  For the year ended 5-31-17

Investment income
Interest	$11,326,570
Total investment income	11,326,570
Expenses
Investment management fees	1,491,984
Distribution and service fees	707,477
Accounting and legal services fees	64,656
Transfer agent fees	144,491
Trustees' fees	4,901
State registration fees	16,300
Printing and postage	36,175
Professional fees	56,089
Custodian fees	33,220
Other	9,338
Total expenses	2,564,631
Less expense reductions	(56,251)
Net expenses	2,508,380
Net investment income	8,818,190
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(13,533)
(13,533)
Change in net unrealized appreciation (depreciation) of
Investments	(8,326,420)
(8,326,420)
Net realized and unrealized loss	(8,339,953)
Increase in net assets from operations	$478,237

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       20

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-17	Year ended 5-31-16
Increase (decrease) in net assets
From operations
Net investment income	$8,818,190	$9,495,933
Net realized gain (loss)	(13,533)	788,481
Change in net unrealized appreciation (depreciation)	(8,326,420)	7,506,532
Increase in net assets resulting from operations	478,237	17,790,946
Distributions to shareholders
From net investment income
Class A	(8,245,073)	(8,698,763)
Class B	(37,159)	(45,971)
Class C	(943,047)	(1,012,198)
Class I1	(29,963)	—
Total distributions	(9,255,242)	(9,756,932)
From fund share transactions	(34,442,892)	13,446,719
Total increase (decrease)	(43,219,897)	21,480,733
Net assets
Beginning of year	292,233,711	270,752,978
End of year	$249,013,814	$292,233,711
Undistributed net investment income	$106,598	$330,423

1	The inception date for Class I shares is 2-13-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       21

Financial highlights

Class A Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$11.22	$10.91	$10.95	$11.06	$11.02
Net investment income[1]	0.37	0.39	0.42	0.46	0.46
Net realized and unrealized gain (loss) on investments	(0.30)	0.32	(0.04)	(0.11)	0.04
Total from investment operations	0.07	0.71	0.38	0.35	0.50
Less distributions
From net investment income	(0.39)	(0.40)	(0.42)	(0.46)	(0.46)
Net asset value, end of period	$10.90	$11.22	$10.91	$10.95	$11.06
Total return (%)[2,3]	0.63	6.63	3.53	3.46	4.55
Ratios and supplemental data
Net assets, end of period (in millions)	$213	$254	$235	$214	$241
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.84	0.83	0.86	0.84
Expenses including reductions	0.83	0.83	0.82	0.86	0.84
Net investment income	3.35	3.53	3.78	4.40	4.15
Portfolio turnover (%)	17	20	19	19	7

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       22

Class B Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$11.23	$10.91	$10.95	$11.07	$11.03
Net investment income[1]	0.28	0.31	0.34	0.39	0.38
Net realized and unrealized gain (loss) on investments	(0.30)	0.33	(0.04)	(0.12)	0.03
Total from investment operations	(0.02)	0.64	0.30	0.27	0.41
Less distributions
From net investment income	(0.30)	(0.32)	(0.34)	(0.39)	(0.37)
Net asset value, end of period	$10.91	$11.23	$10.91	$10.95	$11.07
Total return (%)[2,3]	(0.12)	5.93	2.76	2.60	3.76
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$2	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.69	1.68	1.71	1.69
Expenses including reductions	1.58	1.58	1.58	1.61	1.59
Net investment income	2.59	2.78	3.04	3.65	3.40
Portfolio turnover (%)	17	20	19	19	7

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       23

Class C Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$11.22	$10.91	$10.95	$11.06	$11.02
Net investment income[1]	0.29	0.31	0.33	0.39	0.38
Net realized and unrealized gain (loss) on investments	(0.31)	0.32	(0.03)	(0.11)	0.03
Total from investment operations	(0.02)	0.63	0.30	0.28	0.41
Less distributions
From net investment income	(0.30)	(0.32)	(0.34)	(0.39)	(0.37)
Net asset value, end of period	$10.90	$11.22	$10.91	$10.95	$11.06
Total return (%)[2,3]	(0.13)	5.83	2.76	2.69	3.77
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$36	$34	$31	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.69	1.68	1.71	1.69
Expenses including reductions	1.58	1.58	1.57	1.61	1.59
Net investment income	2.60	2.78	3.03	3.65	3.40
Portfolio turnover (%)	17	20	19	19	7

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       24

Class I Shares Period ended	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.70
Net investment income[2]	0.12
Net realized and unrealized gain (loss) on investments	0.21
Total from investment operations	0.33
Less distributions
From net investment income	(0.12)
Net asset value, end of period	$10.91
Total return (%)[3]	3.09	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	[5]
Expenses including reductions	0.66	[5]
Net investment income	3.76	[5]
Portfolio turnover (%)	17	[6]

1	The inception date for Class I shares is 2-13-17.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period 6-1-16 to 5-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       25

Notes to financial statements

Note 1 — Organization

John Hancock California Tax-Free Income Fund (the fund) is the sole series of John Hancock California Tax-Free Income Fund (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2017, all investments are categorized as Level 2 under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       26

agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended May 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2017 were $2,833.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       27

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2017, the fund has a capital loss carryforward of $3,446,020 available to offset future net realized capital gains.

The following table details the capital loss carryforward available as of May 31, 2017:

Capital loss carryforward expiring at May 31	No expiration date
2018	Short-term
$206,417	$3,239,603

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2017 and 2016 was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$227,983	$255,540
Exempt Income	9,027,259	9,501,392
Total	$9,255,242	$9,756,932

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2017, the components of distributable earnings on a tax basis consisted of $200,346 of undistributed exempt interest.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and expiration of capital loss carryforwards.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.550% of the first $500 million of the fund's average daily net assets, (b) 0.500% of the next $500 million of the fund's average daily net assets, (c) 0.475% of the next $1 billion of the fund's average daily net assets; and (d) 0.450% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the year ended May 31, 2017, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$17,972	Class I	$64
Class B	103	Total	$20,751
Class C	2,612

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2017 were equivalent to a net annual effective rate of 0.54% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.15%
Class B	1.00%
Class C	1.00%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class B and Class C shares. The current waiver agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Distributor

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based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $1,350 and $34,150 for Class B and Class C shares, respectively, for the year ended May 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $213,719 for the year ended May 31, 2017. Of this amount, $28,604 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $150,635 was paid as sales commissions to broker-dealers and $34,480 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2017, CDSCs received by the Distributor amounted to $109, $325 and $3,899 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$352,474	$125,280
Class B	13,502	727
Class C	341,501	18,193
Class I	—	291
Total	$707,477	$144,491

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2017 and 2016 were as follows:

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,003,645	$22,105,805	3,220,855	$35,491,892
Distributions reinvested	648,585	7,103,919	665,582	7,327,789
Repurchased	(5,779,751)	(62,927,847)	(2,713,642)	(29,817,036)
Net increase (decrease)	(3,127,521)	($33,718,123)	1,172,795	$13,002,645

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		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class B shares
Sold	9	$95	13,085	$145,178
Distributions reinvested	2,762	30,277	3,310	36,420
Repurchased	(43,755)	(470,984)	(40,414)	(441,340)
Net decrease	(40,984)	($440,612)	(24,019)	($259,742)
Class C shares
Sold	306,157	$3,376,689	816,453	$9,001,543
Distributions reinvested	66,917	732,435	64,307	708,123
Repurchased	(828,241)	(9,002,553)	(816,677)	(9,005,850)
Net increase (decrease)	(455,167)	($4,893,429)	64,083	$703,816
Class I shares[1]
Sold	441,006	$4,711,596	—	—
Distributions reinvested	2,721	29,406	—	—
Repurchased	(12,331)	(131,730)	—	—
Net increase	431,396	$4,609,272	—	—
Total net increase (decrease)	(3,192,276)	($34,442,892)	1,212,859	$13,446,719

1The inception date for Class I shares is 2-13-17.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $44,594,489 and $68,538,122, respectively, for the year ended May 31, 2017.

Note 7 — State or region risk

To the extent that the fund invests heavily in bonds from any given state or region, its performance could be disproportionately affected by factors particular to that state or region. These factors may include economic or political changes, tax-base erosion, possible state constitutional limits on tax increases, detrimental budget deficits and other financial difficulties, and changes to the credit ratings assigned to those states' municipal issuers.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       31

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock California Tax-Free Income Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2017

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       32

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2017.

97.78% of dividends from net investment income are exempt-interest dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1989	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       35

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       37

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND       38

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock California Tax-Free Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF376178	53A 5/17 7/17

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2017 and 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2017	May 31, 2016
John Hancock California Tax-Free Income Fund	$37,926	$37,041

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $106,517 and $103,474 for the fiscal years ended May 31, 2017 and 2016, respectively.

Fund	May 31, 2017	May 31, 2016
John Hancock California Tax-Free Income Fund	$510	$525

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2017 and 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2017	May 31, 2016
John Hancock California Tax-Free Income Fund	$3,647	$3,500

(d) All Other Fees
The nature of the services comprising all other fees is attestation services surrounding new class launches. Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2017 and 2016 amounted to the following:

Fund	May 31, 2017	May 31, 2016
John Hancock California Tax-Free Income Fund	$7,332	$108

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's principal accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2017 and 2016 amounted to the following:

Trust	May 31, 2017	May 31, 2016
John Hancock California Tax-Free Income Fund	$5,979,127	$5,647,930

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock California Tax-Free Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 14, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 14, 2017